                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Amendment No.  1
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to ss.240.14a-12

                           NATIONAL QUALITY CARE, INC.
                (Name of Registrant as Specified In Its Charter)

   ___________________________________________________________________________
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         __________________________________________________________________

         2) Aggregate number of securities to which transaction applies:
         __________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         __________________________________________________________________

         4) Proposed maximum aggregate value of transaction:
         __________________________________________________________________

         5) Total fee paid:________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid: __________________________________________

         2) Form, Schedule or Registration Statement No.:_____________________

         3) Filing Party: ____________________________________________________

         4) Date Filed: ______________________________________________________

                           NATIONAL QUALITY CARE, INC.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                             9033 WILSHIRE BOULEVARD
                         BEVERLY HILLS, CALIFORNIA 90211
                                 (310) 550-6242
                            ________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 29, 2006
                            ________________________

TO THE STOCKHOLDERS OF NATIONAL QUALITY CARE, INC.:

         The Annual Meeting of Stockholders (the "Meeting") of National Quality Care, Inc., a Delaware corporation ("we," "us" or "our"), will be held at Le Meridien Hotel, 465 South La Cienega Boulevard, Los Angeles, California 90048 on June 29, 2006, at 10:00 a.m., local time, to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         (1) To elect to our Board of Directors five (5) directors, to serve until our next Annual Meeting of Stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         (2) To ratify the appointment of Pohl, McNabola, Berg & Co., LLP:, P.C. as our independent accountants for the fiscal year ending December 31, 2006.

         (3) To increase our authorized number of shares of common stock to a total of 125,000,000 shares.

         (4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

         ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON May 1, 2006 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

         PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO NATIONAL QUALITY CARE, INC., ATTN: ROBERT SNUKAL, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                  NATIONAL QUALITY CARE, INC.


                                                  By: /s/ Robert Snukal
                                                      --------------------------
                                                      Robert Snukal
                                                      Chief Executive Officer

Beverly Hills, California
Date: June 9, 2006

                           NATIONAL QUALITY CARE, INC.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                             9033 WILSHIRE BOULEVARD
                         BEVERLY HILLS, CALIFORNIA 90211
                                 (310) 550-6242

                            _________________________

                                 PROXY STATEMENT
                            _________________________

         This Proxy Statement is furnished to the stockholders of National Quality Care, Inc., a Delaware corporation ("we, " "us" or "our"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at Le Meridien Hotel, 465 South La Cienega Boulevard, Los Angeles, California 90048 on June 29, 2006, at 10:00 a.m., local time.

         The Meeting will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         (1) To elect to our Board of Directors five (5) directors, to serve until our next Annual Meeting of Stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         (2) To ratify the appointment of Pohl, McNabola, Berg & Company, LLP as our independent accountants for the fiscal year ending December 31, 2006.

         (3) To increase our authorized number of shares of common stock to a total of 125,000,000 shares.

         (4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The list of all stockholders of record on May 1, 2006 will be available at the Meeting and at our offices at 9033 Wilshire Boulevard, Beverly Hills, California 90211, (310) 550-6242, for the ten (10) days preceding the Meeting.

         Requests should be addressed to National Quality Care, Inc., Robert Snukal, Chief Executive Officer, 9033 Wilshire Boulevard, Beverly Hills, California 90211, (310) 550-6242.

                           INCORPORATION BY REFERENCE

         We are currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may inspect and copy these materials at the Public Reference Room of the Commission at 100 "F" Street N.E., Washington, D.C. 20549. Please call the Commission at 1-202-551-8090 for more information on the Public Reference Room. You may also find our commission filings at the Commission's website at www.sec.gov. You may also inspect reports and other information concerning us at the offices of The Nasdaq Stock Market at 1735 K Street, N.W., Washington, D.C. 20006. We intend to furnish our stockholders with annual reports containing audited financial statements and such other periodic reports as we may determine to be appropriate or as may be required by law.

         Upon written request, we will provide, without charge a copy of the exhibits to this Proxy Statement, (ii) a copy of our Annual Report on Form 10-K, for the year ended December 31, 2005 to any stockholder of record or any stockholder who owned common stock listed in the name of a bank or broker, as nominee, at the close of business on the Record Date.

         Requests should be addressed to us, to the attention of National Quality Care, Inc., Robert Snukal, Chief Executive Officer, 9033 Wilshire Boulevard, Beverly Hills, California 90211, (310) 550-6242.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

         Only stockholders of record at the close of business on June 8, 2006 (the "Record Date") are entitled to vote at the Meeting. Our common stock is our only class of voting securities. As of the Record Date, we had issued and outstanding 43,038,835 shares of common stock of record entitled to vote.

REVOCABILITY OF PROXIES

         A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

         We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the common stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by us. Proxies are being solicited by our directors, officers or employees, who will not receive any additional compensation for such services. Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

         Each share of common stock is entitled to one vote for each share held as of record, and there are no preemptive rights. Our current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Shares representing 50% of the voting power of the 43,038,835 shares of common stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

         The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

         We will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

         Further, we intend to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of our stockholders that are intended to be presented by such stockholders at our next annual meeting of stockholders must be received by us no later than June 12, 2007 [120 days prior to anniversary of mailing date of this proxy statement], in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The proposal will need to comply with Commission regulations under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

         You may write to Robert Snukal, CEO at our principal executive office, 9033 Wilshire Boulevard, Beverly Hills, California 90211, to deliver the materials and notices discussed above regarding the requirements for making stockholder proposals.

                        DIRECTORS AND EXECUTIVE OFFICERS

OUR DIRECTORS AND EXECUTIVE OFFICERS

         We currently have five (5) members on our Board of Directors. All five
(5) members of our current Board of Directors have been nominated for election at the annual meeting to hold office until the next annual meeting or until their successors are elected and qualify, subject to their prior death, resignation or removal. See "Proposal 1 - Election of Directors." Officers serve at the discretion of the Board of Directors. There are no family relationships among any of our directors and executive officers.

         The following sets forth certain biographical information concerning our current directors and executive officers:

    NAME                              POSITION                                                    AGE
    ----                              --------                                                    ---
    Leonardo Berezovsky, M.D.         Non-Executive Chairman of the Board of Directors             62
    Robert Snukal                     Director, President and Chief Executive Officer              63
    Victor Gura, M.D.                 Director, Chief Scientific Officer                           63
    Ronald Lang, M.D.                 Director, Executive Vice President and Secretary             56
    Jose Spiwak, M.D..                Director                                                     61

         LEONARDO BEREZOVSKY, M.D., has been a director since 2003 and chairman since 2005. Dr. Berezovsky is also the Chairman and Chief Executive Officer of AssistMed, Inc., which digitizes medical records and related information for the healthcare industry. In addition, Dr. Berezovsky was the Co-Founder, Chairman and CEO of AHI Healthcare Systems, Inc., a managing company for primary care physicians and comprehensive healthcare delivery networks. AHI completed a public offering and was later sold via merger to FPA Medical Management, Inc. in 1997. Dr. Berezovsky was also the co-founder, Chairman and CEO of Fiberspace, Inc., an optical networking concern that manufactured innovative fiber optic components for the telecommunications and oil and gas industries. Dr. Berezovsky completed his training in Internal Medicine and Cardiology at the Cleveland Clinic in Cleveland, Ohio, and practiced at Cedars Sinai Medical Center in Los Angeles, California. Dr. Berezovsky received his bachelor's degree in 1960 and M.D. in 1968 from the Universidad de Rosario in Rosario, Argentina.

         ROBERT SNUKAL has been a director since February 11, 2003 and our Chief Executive Officer since 2005. Mr. Snukal is a director of the Pacific Asian Museum in Pasadena, California. From 1987 to 2002, he served as a member of the Board of Directors, Chief Executive Officer and President of Fountain View, Inc., a healthcare provider providing physical therapy, occupational therapy, speech therapy and pharmacy services as well as operating skilled nursing facilities and assisted living facilities. Mr. Snukal holds a Bachelors Degree and a Masters Degree in English Literature from the University of Manitoba. Mr. Snukal has been a lecturer and an assistant professor at several universities, including the University of British Columbia, the University of Sussex in England and the University of Calgary.

         VICTOR GURA, M.D. has been our Chief Scientific Officer since 2005. He was formerly our Chairman of the Board, President and Chief Executive Officer. Dr. Gura is a medical doctor who is board certified in internal medicine/nephrology. He is a director and principal shareholder of Medipace Medical Group, Inc., a medical group in Los Angeles, California, since 1980. Medipace currently owns 800,000 shares of our common stock. Dr. Gura has been an attending physician at Cedars-Sinai Medical Center since 1984 and the medical director of Los Angeles Community Dialysis since 1985. Dr. Gura also serves as a Clinical Assistant Professor at UCLA School of Medicine. Dr. Gura graduated from the School of Medicine, Buenos Aires University in 1966, completed his residency in internal medicine and nephrology in Israel, and was a fellow at the nephrology departments at Tel Aviv University Medical School and USC Medical Center.

         RONALD P. LANG, M.D. has been a director and the Secretary of the Company since May 11, 1996. Dr. Lang is a medical doctor who is board certified in internal medicine/nephrology. He has been a physician with and a shareholder of Medipace Medical Group, Inc. since 1983. Medipace owns 800,000 shares of our common stock. Dr. Lang graduated from the Ohio State University College of Medicine in 1973, completed his residency at St. Luke's Medical Center in Chicago, Illinois, and was a fellow in the nephrology department at UCLA-Center for the Health Sciences/Wadsworth Veterans Hospital. Dr. Lang also serves as a Clinical Assistant Professor of Medicine at UCLA School of Medicine. Dr. Lang also received M.A. and M.Ph. degrees in economics from Yale University and was an Economist - Program Analyst for the U.S. Department of Health, Education and Welfare (office of the Assistant Secretary for Planning and Education) from 1973 to 1974.

         JOSE SPIWAK M.D. has been a director since March 15, 1998. Dr. Spiwak is a board certified thoracic and cardiovascular surgeon, and serves as Chairman of the Cardiovascular Thoracic Section of St. Francis Medical Center and Presbyterian Intercommunity Hospital in Los Angeles, California. He served as Vice-Chairman of American Health, Inc., a managing company of primary care physicians and comprehensive healthcare delivery networks, which was sold to FPA Medical Management, Inc. in April 1997. Dr. Spiwak graduated from the Universidad Javeriana Medical School (Bogota, Columbia) in 1968 and performed his residency in Israel and the United States. Dr. Spiwak is a member of the Board of Directors of the American Cancer Society.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

         INDEPENDENT DIRECTORS. The Board of Directors has determined that Dr. Spiwak is independent under the criteria established by Nasdaq Stock Market for independent board members. In addition, the Board of Directors has determined that Drs. Spiwak and Lang of the Audit Committee meet the additional independence criteria required for audit committee membership.

         COMPENSATION COMMITTEE. The Board has a Compensation Committee and an Audit Committee, each comprised of the following members of the Board of
Directors: Dr. Jose Spiwak and Dr. Ronald Lang. The Board has no standing committee on nominations or any other committees performing equivalent functions.

         Our Compensation Committee reviews and approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement), reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto) and administers our stock option plans and such other employee benefit plans as may be adopted by us from time to time.

         AUDIT COMMITTEE. Our Audit Committee reports to the Board of Directors regarding the appointment of our independent auditors, the scope and fees of the prospective annual audit and the results thereof, compliance with our accounting and financial policies and management's procedures and policies relative to the adequacy of our system of internal accounting controls. We have included a copy of the Audit Committee charter as an exhibit to this Proxy Statement. Currently, neither member of the Audit Committee is an audit committee financial expert as that term is described in Item 401(e) of Regulation S-B under the Exchange Act. We have been conducting a search for additional persons to serve on our Board, including persons with the requisite expertise in financial matters, as well as persons with expertise in medicine, biochemistry and engineering. We are continuing these efforts.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Except for Medipace, no interlocking relationship exists between any member of our Board or Compensation Committee and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past.

         CODE OF ETHICS. We have adopted a Code of Ethics for directors, executive officers and other employees. We have filed a copy of our Code of Ethics, which is included as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2003, and incorporated by reference as an exhibit to this Report.

COMPENSATION OF DIRECTORS. As of January 1, 2006, we pay the following compensation to our outside Directors:

         o cash payment of $500 for attendance at each meeting of the Board of Directors; and

         o stock options of 20,000 shares per year, earned at a rate of 5,000 shares per quarter, with an exercise price based on the fair market value of our common stock as of the last trading day of the preceding year.

DIRECTOR ATTENDANCE AT MEETINGS.

         There were three board meetings and actions by unanimous consent in 2005.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

         Section 16(a) of the Exchange Act requires its directors and executive officers and beneficial holders of more than 10% of our Common Stock to file with the Securities and Exchange Commission or the Commission initial reports of ownership and reports of changes in ownership of our equity securities. The Change in Beneficial Ownership Reports on Form 4 and Annual Reports of Beneficial Ownership on Form 5 for our officers, directors, and greater than 10% beneficial owners were not timely filed for the year ended December 31, 2005 and the five months ended May 31, 2006. We intend to use all reasonable efforts to ensure that all reports of beneficial ownership are filed on a timely basis in the future.

DIRECTORS AND OFFICERS LIABILITY INSURANCE

         We carry directors' and officers' liability insurance with an aggregate limit of liability for the policy year, inclusive of costs of defense, in the amount of $3,000,000. The current policy expires on February 16, 2007.

LIMITATION OF DIRECTORS' LIABILITIES; INDEMNIFICATION OF OFFICERS AND DIRECTORS

         Pursuant to our Certificate of Incorporation and under Delaware law, our directors are not liable to us or our stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or any transaction in which a director has derived an improper personal benefit.

         Our Certificate of Incorporation and Bylaws designate the relative duties and responsibilities of our officers and establish procedures for actions by directors and stockholders and other items. Our Certificate of Incorporation and Bylaws also contain extensive indemnification provisions, which will permit us to indemnify our officers and directors to the maximum extent, provided by Delaware law.

         In addition, we have adopted a form of indemnification agreement, or the Indemnification Agreement, which provides the indemnitee with the maximum indemnification allowed under applicable law. Since the Delaware statute is non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The Indemnification Agreements provide a scheme of indemnification, which may be broader than that specifically provided by Delaware law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Delaware law may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.

         The Indemnification Agreement provides, in pertinent part, that we shall indemnify an indemnitee who is or was a party or becomes a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal, administrative or investigative by reason of the fact that the indemnitee is or was a director, officer, key employee or agent of us or any of our subsidies. We may advance all expenses, judgments, fines, penalties and amounts paid in settlement (including taxes imposed on indemnitee on account of receipt of such payouts) incurred by the indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The indemnitee shall repay such amounts advanced only if it shall be ultimately determined that he or she is not entitled to be indemnified by us. The advances paid to the indemnitee by us shall be delivered within 20 days following a written request by the indemnitee. Any award of indemnification to an indemnitee, if not covered by insurance, would come directly from our assets, thereby affecting a stockholder's investment.

CUMULATIVE VOTING

         Holders of our common stock are entitled to one vote per share on all matters requiring a vote of stockholders, including the election of directors.

         We are a Delaware corporation and our certificate of incorporation does not provide for cumulative voting. However, we may be subject to section 2115 of the California Corporations Code. Section 2115 provides that, regardless of a company's legal domicile, specified provisions of California corporations law will apply to that company if the company meets requirements relating to its property, payroll and sales in California and if more than one-half of its outstanding voting securities are held of record by persons having addresses in California, and such company is not listed on certain national securities exchanges or on the Nasdaq National Market. Among other things, section 2115 may limit our ability to elect a classified board of directors and requires cumulative voting in the election of directors. Cumulative voting is a voting scheme which allows minority stockholders a greater opportunity to have board representation by allowing those stockholders to have a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled and to "cumulate" those votes for one or more director nominees. Generally, cumulative voting allows minority stockholders the possibility of board representation on a percentage basis equal to their stock holding, where under straight voting those stockholders may receive less or no board representation. The Supreme Court of Delaware has recently ruled, on an issue unrelated to voting for directors, that section 2115 is an unconstitutional exception to the "internal affairs doctrine" that requires the law of the incorporating state to govern disputes involving a corporation's internal affairs, and is therefore inapplicable to Delaware corporations. The California Supreme Court has not definitively ruled on section 2115, although certain lower courts of appeal have upheld section 2115. As a result, there is a conflict as to whether section 2115 applies to Delaware corporations. Pending the resolution of these conflicts, we will not elect directors by cumulative voting.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Shareholders may communicate with our Board of Directors through our Secretary by writing to the following address: Board of Directors, c/o Secretary, National Quality Care, Inc. 9033 Wilshire Boulevard, Beverly Hills, California 90211. Our Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the company for review and possible response.

                              INDEPENDENT AUDITORS

We paid or accrued the following fees in each of the prior two fiscal years to its independent certified public accountants, Pohl, McNabola, Berg & Co., LLP:

                                  For the Year Ended December 31,
                                2005                           2004
                        --------------------------------------------------------
Audit fees                      $70,000                       $26,500
Audit-related fees              $43,670                        $7,500
Tax fees                             $0                        $5,200
All other fees                       $0                            $0
                        --------------------------------------------------------
Total fees                     $113,670                       $39,200
                        --------------------------------------------------------

"Audit Fees" consisted of fees billed for services rendered for the audit of the Company's annual financial statements and audit related fees are for review of the financial statements included in the Company's quarterly reports on Form 10-QSB.

      ENGAGEMENT OF THE INDEPENDENT AUDITOR. The Audit Committee is responsible for approving every engagement of PMB to perform audit or non-audit services for us before PMB is engaged to provide those services. The Audit Committee's pre-approval policy provides as follows:

         o First, once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows it will engage PMB for the next 12 months. Those services typically include quarterly reviews, specified tax matters, certifications to the lenders as required by financing documents, consultation on new accounting an disclosure standards and, in future years, reporting on management's internal controls assessment.
         o Second, if any new "unlisted" proposed engagement comes up during the year, engagement will require approval of the Audit Committee.

      AUDITOR SELECTION FOR FISCAL 2005. PMB has been selected to serve as our independent auditor for the year ended December 31, 2006.

                             EXECUTIVE COMPENSATION


         The following table sets forth certain information concerning compensation of our executive officers, including our Interim Chief Executive Officer and Chief Financial Officer, for the years ended December 31, 2005 and 2004:

                               ANNUAL COMPENSATION                 LONG TERM COMPENSATION AWARDS
                          ---------------------------   -------------------------------------------------
                                                           OTHER       RESTRICTED   SECURITIES                 PAYOUTS
                                                           ANNUAL         STOCK      UNDERLYING    LTIP       ALL OTHER
                                    SALARY      BONUS   COMPENSATION      AWARDS      OPTIONS/    PAYOUTS    COMPENSATION
          NAME            YEAR       ($)         ($)        ($)            ($)        SARS (#)      ($)          ($)
-----------------------------------------------------------------------------------------------------------------------------
Robert M. Snukal           2005              0        0               0            0            0         0                0
   (Interim CEO,           2004            N/A      N/A             N/A            0            0         0                0
   Director)


Victor Gura (CFO, Chief    2005        150,000        0               0            0            0         0                0
   Scientific Officer      2004        150,000        0               0            0            0         0                0
   and Director for
   2005, and CEO and CFO
   for 2004)


Ronald Lang, M.D.          2005         24,000        0               0            0            0         0                0
   (Executive V.P.,        2004         24,000        0               0            0            0         0                0
   Secretary, Director)


                                       10

OPTION/SAR GRANTS TABLE

         The following table sets forth certain information concerning grants of stock options to certain of its executive officers, including the Named
Executives for the year ended December 31, 2005:

-------------------- --------------------------------- ---------------- --------------- ------------------------------
                                                                                        POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                        ANNUAL RATE OF
                                                                                        STOCK PRICE APPRECIATION
                             INDIVIDUAL GRANTS                                          FOR OPTION TERM (1)
-------------------- --------------------------------- ---------------- --------------- ------------------------------

(a)                  (b)              (c)              (d)              (e)             (f)             (g)
-------------------- ---------------- ---------------- ---------------- --------------- --------------- --------------
                     NUMBER OF        % OF TOTAL
                     SECURITIES       OPTIONS/SARS
                     UNDERLYING       GRANTED TO       EXERCISE OR
                     OPTIONS/SARS     EMPLOYEES IN     BASE PRICE       EXPIRATION
NAME                 GRANTED (#)      FISCAL YEAR      ($/SHARE) (1)    DATE (1)        5% ($)          10% ($)
-------------------- ---------------- ---------------- ---------------- --------------- --------------- --------------
ROBERT SNUKAL        0                0                N/A              N/A             0               0
-------------------- ---------------- ---------------- ---------------- --------------- --------------- --------------
VICTOR GURA          0                0                N/A              N/A             0               0
-------------------- ---------------- ---------------- ---------------- --------------- --------------- --------------
RONALD LANG          0                0                N/A              N/A             0               0
-------------------- ---------------- ---------------- ---------------- --------------- --------------- --------------

         1. This chart assumes a market price of $0.62 for the Common Stock, the closing price for its Common Stock in the over-the-counter market as of December
31, 2005, as the assumed market price for the Common Stock with respect to determining the "potential realizable value" of the shares of Common Stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Each of the options reflected in the chart was granted at exercise prices, which we believe to have been determined at the fair market value as of the date of grant. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. Its Common Stock has a very limited trading history. These values are not intended to forecast the possible future appreciation, if any, of the price or value of our Common Stock.

         OPTION EXERCISES AND YEAR-END VALUES

         The following table sets forth information with respect to the exercised and unexercised options to purchase shares of common stock for certain of the Named Executives held by them at December 31, 2005:

                                                        Number of Securities           Value of Unexercised
                                                        Underlying Unexercised         In-the-Money Options
                                                        Options at December 31, 2005   at December 31, 2005
                                                        -----------------------------  -------------------------------
                     SHARES ACQUIRED OR      VALUE                                       EXERCISABLE    UNEXERCISABLE
       NAME               EXERCISED         REALIZED    EXERCISABLE    UNEXERCISABLE        (1)             (2)
-------------------- --------------------- ----------- -------------- ---------------- -------------- ----------------
Robert Snukal                           0           0        150,000          100,000        $82,500          $55,000
-------------------- --------------------- ----------- -------------- ---------------- -------------- ----------------
Victor Gura                             0           0      2,300,000        2,000,000       $165,000                0
-------------------- --------------------- ----------- -------------- ---------------- -------------- ----------------
Ronald Lang                             0           0      1,652,500                0        $83,875                0
-------------------- --------------------- ----------- -------------- ---------------- -------------- ----------------

_________________
 (1) Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the common stock in the over-the-counter market on the date of exercise and any lesser exercise price.

 (2) Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the common stock in the over-the-counter market on December 31, 2005 ($0.62 per share) and any lesser exercise price.

         EMPLOYMENT AGREEMENTS.

         EMPLOYMENT AGREEMENT WITH VICTOR GURA. We have entered into a three-year employment agreement with Victor Gura to serve as our Chief Scientific Officer. Under the agreement, Dr. Gura's base salary is $420,000 per year, payable as follows: (i) $150,000 annualized as a base amount; (ii) $300,000 annualized after the date on which we have received at least $2,000,000 in net proceeds from a placement of our securities; (iii) $350,000 annualized after the date on which we have received at least $3,000,000 in net proceeds; and (iv) $420,000 annualized after the date on which we have received at least $4,000,000 in net proceeds. Any amounts accrued but not paid to Dr. Gura will be paid as and when we receive the appropriate amount of net proceeds. If we terminate Dr. Gura other than for cause, then he will receive severance pay equal to $420,000, payable over 12 months. On April 19, 2006, the board waived the general conditions of additional equity funding noted in items (i) through
(iv) above and Dr. Gura would be entitled to receive total compensation under that agreement of $360,000 for the period from January 1, 2005 through April 30, 2006, computed as $560,000 for that period less $200,000 already paid to Dr. Gura.

         Dr. Ronald Lang, a director, executive officer and one of our principal stockholders, receives $2,000 per month in his capacity as Secretary of the Corporation.

         STOCK OPTION PLANS.

         We have adopted 3 stock option plans for the benefit of officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries. These plans include: (i) the 1998 Stock Option Plan, (ii) the 1996 Stock Option Plan, and (iii) the 1996 Employee Compensatory Stock Option Plan.

         1998 AND 1996 STOCK OPTION PLANS. As of July 7, 1998, our Board of Directors and stockholders approved our 1998 Stock Option Plan or the 1998 Stock Option Plan. Our Board of Directors amended the 1998 Stock Option Plan on December 18, 2001. As of May 12, 1996, its Board of Directors and stockholders approved its 1996 Stock Option Plan or the 1996 Stock Option Plan. This Plan has expired.

         We reserved for issuance up to 1,000,000 shares of Common Stock under the 1998 Stock Option Plan. As of the date of this Report, there are outstanding options to purchase up to 712,500 shares of Common Stock under the 1998 Stock Option Plan, 75,000 shares of which have been exercised and all of which have vested.

         In 2000, we canceled 637,500 unexercised options and reissued 637,500 options to the same persons at a reduced exercise price of $0.10 per share. Then, on December 18, 2001, we canceled the 637,500 options and again reissued the 637,500 options to the same persons at an exercise price of $0.07 per share.

         A description of each of the 1998 Stock Option Plans is set forth below. The description is intended to be a summary of the material provisions of the Stock Option Plans and does not purport to be complete.

         ADMINISTRATION AND ELIGIBILITY UNDER OUR 1998 STOCK OPTION PLAN. Our 1998 Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of our Common Stock to our officers, directors, employees, independent contractors and consultants and our subsidiaries as an incentive to remain in our employ or to provide services to our subsidiaries and us. Our 1998 Stock Option Plan authorizes the issuance of incentive stock options or ISOs, non-qualified stock options or NSOs and stock appreciation rights or SARs to be granted by a committee or the Committee to be established by our Board of Directors to administer each of our Stock Option Plans.

         Subject to the terms and conditions of our 1998 Stock Option Plan, the Committee will have the sole authority to determine: (a) the persons or optionees to whom options to purchase shares of our Common Stock and SARs will be granted, (b) the number of options and SARs to be granted to each such optionee, (c) the price to be paid for each share of our Common Stock upon the exercise of each option, (d) the period within which each option and SAR will be exercised and any extensions thereof, and (e) the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between us and any such optionee.

         All of our officers, directors and employees and those of our subsidiaries and certain consultants and other persons providing significant services to us and our subsidiaries will be eligible to receive grants of options and SARs under our 1998 Stock Option Plan. However, only our employees and employees of LACD are eligible to be granted ISOs.

         STOCK OPTION AGREEMENTS. All options granted under our 1998 Stock Option Plan will be evidenced by an option agreement or SAR agreement between us and the optionee receiving such option or SAR. Provisions of such agreements entered into under our 1998 Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with our 1998 Stock Option Plan and which the Committee deems appropriate for inclusion.

         INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than 10% of the total combined voting power of all classes of our securities or our subsidiaries to whom such ownership is attributed on the date of grant or the Ten Percent Stockholders, the exercise price of each ISO must be at least 100% of the fair market value of our Common Stock as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value.

          Each ISO must be exercised, if at all, within 10 years from the date of grant, but, within five 5 years of the date of grant in the case of ISO's granted to Ten Percent Stockholders.

          The aggregate fair market value (determined as of time of the grant of the ISO) of the Common Stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000. As of the date of this Report, no ISOs have been granted under our 1998 Stock Option Plan.

         NON-QUALIFIED STOCK OPTIONS. The Committee will determine the exercise price of each NSO on the date of grant. However, the exercise price for the NSOs under our 1996 Stock Option Plan will in no event be less than 85% of the fair market value of the Common Stock on the date the option is granted, or not less than 110% of the fair market value of the Common Stock on the date such option is granted in the case of an option granted to a Ten Percent Stockholder.

         The Committee will determine the exercise period for each NSO at the time such option is granted, but in no event will such exercise period exceed 10 years from the date of grant.

         We have granted NSOs under our 1996 Stock Option Plan to purchase up to 969,739 shares of Common Stock, all of which have been exercised. These options had the following per share exercise prices: 174,739 shares ($1.00), 700,000 shares ($0.50), 25,000 shares ($0.38) and 70,000 shares ($0.25).

         As of the date of this Report, NSOs have been granted under our 1998 Stock Option Plan to purchase up to 712,500 shares of Common Stock, 75,000 shares of which have been exercised. The remaining 637,500 options have a per share exercise price of $0.07.

         STOCK APPRECIATION RIGHTS. Each SAR granted under each of our Stock Option Plans will entitle the holder thereof, upon the exercise of the SAR, to receive from us, in exchange therefor, an amount equal in value to the excess of the fair market value of the Common Stock on the date of exercise of one share of Common Stock over its fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market of one share of Common Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of Common Stock covered by the SAR or the option, or portion thereof, that is surrendered.

         SARs will be exercisable only at the time or times established by the Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under each of our Stock Option Plans at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

         As of the date of this Report, no SARs have been granted under either of the Company Stock Option Plans.

         TERMINATION OF OPTIONS AND TRANSFERABILITY. In general, any unexpired options granted under either of our Stock Option Plans will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than 6 months or more than 12 months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement, but no less that 30 days or more than 3 months after such retirement date, or (c) in the event of termination of such person other than for death, disability or retirement, until 30 days after the date of such termination. However, the Committee may in its sole discretion accelerate the exercisability of any or all options upon termination of employment or cessation of services.

         The options granted under each of our Stock Option Plans generally will be non-transferable, except by will or the laws of descent and distribution.

         ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of Common Stock reserved under each of our Stock Option Plans and the number and price of shares of Common Stock covered by each outstanding option or SAR under each of our Stock Option Plans will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like event.

         AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLANS. The Board of Directors has the right to amend, suspend or terminate the Stock Option Plans at any time. Unless sooner terminated by the Board of Directors, the 1996 Stock Option Plan will terminate on May 11, 2006, and the 1998 Stock Option Plan will terminate on April 8, 2008.

         1996 EMPLOYEE COMPENSATORY STOCK OPTION PLAN. As of February 7, 1996, its Board of Directors adopted the 1996 Employee Compensatory Stock Option Plan or the Employee Stock Option Plan. We have reserved for issuance thereunder an aggregate of 500,000 shares of Common Stock 64,000 remaining unissued options.

         OTHER OPTIONS AND WARRANTS. We also have warrants and options issued in addition to those issued pursuant to the 3 stock option plans referenced above, which includes options and warrants to purchase up to 16,546,720 shares of Common Stock, at exercise prices ranging from $0.07 to $1.25 per share, to certain directors, consultants and employees of the Company, of which 12,946,720 are currently exercisable.

         MATTHIAS & BERG OPTIONS

         On February 12, 2003, we granted to Matthias & Berg, LLP, our former law firm, options to purchase up to 1,284,220 shares of Common Stock at a per share price of $0.10 in consideration of legal services rendered by M&B to the Company, which options expire February 12, 2013. The options may be exercised against credit for a payable of $128,422 for legal services rendered by M&B. Jeffrey P. Berg and Michael Matthias, the partners of M&B, are also shareholders in Jenkens & Gilchrist, LLP our current legal counsel.

         RESEARCH AND DEVELOPMENT TEAM OPTION ISSUANCES

         Effective January, 2004, we granted to 2 members of our research and development team options to purchase up to an aggregate of 750,000 shares of Common Stock at a per share price of $0.10. These options vest upon the achievement of certain performance-based milestones and expire 5 years after vesting. As of the date of this Report, 450,000 of these options have vested.

         TECHNOLOGY PURCHASE AGREEMENT

         We have granted options to Drs. Gura and Lang pursuant to the Technology Purchase Agreement, exercisable into an aggregate of 6,500,000 shares of Common Stock, with an exercise price of $1.25 per share. Of these options, 3,900,000 options have vested, with an expiration date of December 18, 2006.

         TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

         We have no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of any of our executive officers or key employees or a change in control of us or a change in such executive officer's or key employee's responsibilities following a change in control.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table reflects, as of June 1, 2006, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each current executive officer named in the Summary Compensation Table in this Report, (c) each person known by us to be a beneficial owner of 5% or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:

                                                                   PERCENTAGE OF
                                                                       SHARES
                                              NUMBER OF SHARES      BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER (1)     BENEFICIALLY OWNED      OWNED (1)
----------------------------------------     ------------------      ---------
Leonardo Berezovsky (2)                               2,696,223         6.1
Robert Snukal (3)                                    16,931,859         33.8
Victor Gura (4)                                      18,013,250         38.5
Ronald Lang (5)                                       4,650,949         10.5
Jose Spiwak (6)                                       1,315,000         3.0
Medipace (7)                                            800,000         1.9
All directors and officers as a group (8)            43,607,281         76.7

________________
         *        Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of June 1, 2006, are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name. Unless otherwise indicated, the officers, directors and stockholders can be reached at our principal offices. Percentage of ownership is based on 43,038,835 shares of common stock outstanding as of June 1, 2006.

(2) Includes 1,229,973 shares held in the name of Dr. Berezovsky, notes convertible into 156,250 shares of common stock, options to purchase up to 1,210,000 shares of common stock and warrants to purchase up to 100,000 shares of common stock. Does not include 2,066,660 shares and warrants to purchase up to 400,000 shares of common stock held in the names of certain irrevocable trusts for which Dr. Berezovsky serves as trustee, but in which he has no beneficial interest. Dr. Berezovsky's address is 9033 Wilshire Boulevard, Suite 501, Beverly Hills, California 90211

(3) Includes 9,934,359 shares of common stock, warrants to purchase up to 1,000,000 shares of common stock, notes convertible into 3,437,500 shares of common stock and options to purchase up to 2,560,000 shares of common stock. Does not include options to purchase up to 150,000 shares of common stock, which may vest more than 60 days after June 1, 2006. Mr. Snukal's address is 8489 West Third Street, Suite 1001, Los Angeles, California 90048.

(4) Includes 13,453,250 shares held in the name of Dr. Gura, 800,000 shares owned by Medipace Medical Group, Inc., an affiliate of Dr. Gura, warrants to purchase up to 250,000 shares of common and options to purchase up to 3,510,000 shares of common stock. Includes 2,000,000 shares pledged to an unaffiliated third party as security for obligations of Dr. Gura. Does not include options to purchase up to 2,000,000 shares of common stock, which may vest more than 60 days after June 1, 2006. Dr. Gura's address is 9033 Wilshire Boulevard, Suite 501, Beverly Hills, California 90211

(5) Includes 2,538,449 shares held in the name of Dr. Lang, 800,000 shares owned by Medipace Medical Group, Inc., an affiliate of Dr. Lang, and options to purchase up to 1,382,500 shares of common stock. Does not include options to purchase up to 600,000 shares of common stock, which may vest more than 60 days after June 1, 2006. Dr. Lang's address is 9033 Wilshire Boulevard, Suite 501, Beverly Hills, California 90211

(6) Includes 1,055,000 shares and options to purchase up to 260,000 shares of common stock. Dr. Spiwak's address is 3628 East Imperial Highway, Suite 201, Lynwood, California 90262.

(7) Includes 800,000 shares of common stock. The address for Medipace is 9033 Wilshire Boulevard, Suite 501, Beverly Hills, California 90211.

(8) Includes 25,672,519 shares, warrants to purchase up to 1,350,000 shares of common stock and options to purchase up to 10,062,500 shares of common stock. Does not include options to purchase up to 2,810,000 shares of common stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         CONVERTIBLE NOTES TO DR. BEREZOVSKY AND ROBERT SNUKAL. In March, 2006 we issued $1,150,000 principal amount of convertible notes to Dr. Berezovsky and Mr. Snukal, which may be converted at any time up to March 24, 2007, to common stock at a price of $0.48 per share

         PROMISSORY NOTE TO DR. GURA. In 2001 we issued to Dr. Gura a promissory note in the amount of $100,000, which is secured by some of our technology. The note matures on December 18, 2009, and may be canceled in the event that the per share price of our Common Stock equals or exceeds $5.00 per share up to the maturity date of the note.

         CONSULTING CONTRACT WITH DR. BEREZOVSKY. On August 5, 2003 we contracted with Dr. Berezovsky to provide us with certain services relating to formulating our business plan and arranging for outside financing. In consideration for these services, we granted Dr. Berezovsky options to purchase up to 619,556 shares of our common stock.

         PLEDGE OF SHARES BY PRINCIPAL STOCKHOLDER. Dr Gura has pledged 2,000,000 shares of Common Stock as collateral for certain obligations to an unaffiliated third party. As long as such obligations are not in default, Dr. Gura retains the power to vote the shares.

         LOANS TO AND TRANSACTIONS WITH AFFILIATES. In November 2001 the debts owing by Medipace, a company affiliated through common ownership, to us were consolidated into a single promissory note in the principal amount of $218,919, bearing interest at the rate of 8% per annum. Under the note, Medipace is obligated to make monthly interest payments in the amount of $1,480 commencing December 31, 2001 for 24 months, with principal and accrued interest due at maturity on December 31, 2006. Medipace has continued to make monthly payments of from $4,500 to $5,000 and currently owes principal of approximately $63,557 on this obligation.

         FORECLOSURE ON NOTE. In connection with a transaction that was completed on October 18, 1996, on April 15, 1997, certain promissory note payors assigned 630,206 shares of Common Stock to Isaac Flombaum, who executed a promissory note payable to us in the principal amount of approximately $865,000. As of December 31, 2002, the obligations owing to us by Mr. Flombaum were secured by 270,206 shares of Common Stock, which were held in escrow. On May 15, 2003, we foreclosed upon the note and obtained the return of the 270,206 shares of Common Stock.

         ISSUANCE OF SHARES TO MR. SNUKAL. On May 23, 2006, our Board decided to compensate Mr. Snukal for his successful efforts in settling claims against the Company by third parties. The compensation consists of a number of shares of common stock equal in value (as of the date of issuance) to 50% of the savings (based on the amount claimed owing to third parties). as of June 1, 2006, we have issued Mr. Snukal a total of 441,012 shares for these services.

                    MATTERS FOR CONSIDERATION BY STOCKHOLDERS


PROPOSAL 1.       ELECTION OF DIRECTORS.

         We currently have five (5) members on our Board of Directors. All five
(5) members of our current Board of Directors have been nominated for election at the annual meeting to hold office until the next annual meeting or until their successors are elected and qualify, subject to their prior death, resignation or removal. There are no family relationships among any of our directors and executive officers. In the absence of instructions to the contrary, shares of common stock represented by properly executed proxies will be voted for the five (5) nominees listed herein below, all of whom are recommended by our management and who have consented to be named and to serve if elected.

         In the event that any nominee recommended by the nominations committee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         The Board of Directors met and took action by unanimous consent three times during 2005, with all of the directors attending, and took action twice by means of unanimous written consent.

         The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of the Record Date, and is based in part on information furnished by the nominees and in part from our records.

NOMINEES FOR ELECTION AS DIRECTOR
---------------------------------

         The following persons have been recommended by our nominations committee and have consented to be named and to serve as members of our Board of Directors if elected. Leonardo Berezovsky is the Non-Executive Chairman of the Board of Directors. Biographies of persons who all such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."

                   NAME                  DIRECTOR SINCE:
                   ----                  ---------------
               Leonardo Berezovsky             2003
               Robert Snukal                   2003
               Victor Gura                     1996
               Ronald Lang                     1996
               Jose Spiwak                     1998

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         The affirmative vote of a plurality of the Votes Cast at the Meeting is required to elect the directors nominated above. That means the five (5) nominees will be elected if they receive more affirmative votes than any other nominees.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2.       RATIFICATION OF POHL, MCNABOLA, BERG & COMPANY, LLP AS
                  INDEPENDENT ACCOUNTANTS.

         The Audit Committee has selected Pohl, McNabola, Berg & Company, LLP, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2006. Representatives of Pohl, McNabola, Berg & Company, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

         Stockholder ratification of the selection of Pohl, McNabola, Berg & Company, LLP as our independent accountants is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Pohl, McNabola, Berg & Company, LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit

Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         The affirmative vote of the holders of a majority of the outstanding common stock present in person or by proxy at the Annual Meeting is required to ratify the selection of Pohl, McNabola, Berg & Company, LLP

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3.  INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

         Our current Certificate of Incorporation authorizes the issuance of up to 50,000,000 shares of common stock, par value $0.01 per share. The Board of Directors has adopted a resolution authorizing the necessary amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock, subject to stockholder approval. The Board of Directors believes that the proposed amendment will provide certain long-term advantages to us and to our stockholders. This Proposal 3 seeks the approval of our stockholders to increase the authorized number of shares of common stock to 125,000,000 shares, par value $0.01 per share.

         As of June 1, 2006, we had issued and outstanding 43,038,835 shares of common stock, and we had 20,786,304 shares of common stock reserved for issuance underlying currently issued and outstanding warrants and options. The Board of Directors has approved an increase in the authorized number of shares of common stock to 125,000,000 shares in order to meet our obligations to issue stock upon exercise of existing options and warrants, to facilitate our ability to raise capital, to facilitate acquisitions and mergers and to attract qualified employees by offering stock options as incentive compensation for such persons, by authorizing the issuance of additional securities for purposes of effectuating such transactions.

         In the event that the stockholders approve this Proposal 3, the authorized number of shares of common stock will increase from to 50,000,000 shares to 125,000,000 shares and we will have 61,174,861 shares of common stock not reserved for specific use and available for future issuances.

PURPOSE AND BACKGROUND OF THE INCREASE IN AUTHORIZED SHARES

         We are proposing to increase the total number of our authorized shares of common stock to 125,000,000 so that we will have sufficient authorized but unissued common stock to permit the exercise of all of our currently outstanding securities, and, in addition, enable us to respond quickly to opportunities to raise capital in public offerings or private placements and issue shares in business combinations. Based on the nearly 63,825,139 shares of common stock that are currently either outstanding or reserved for future issuance, the Board of Directors has determined that the number of unreserved shares of common stock currently available for issuance is not sufficient to provide for future contingencies.

         The additional authorized shares may be used for any proper corporate purpose approved by our Board of Directors without further action by stockholders, unless required by law, regulation or the rules of any stock exchange or quotation system on which the common stock is then listed or quoted.

         Stockholder approval requirements may apply in the case of certain transactions, such as business combination transactions or the adoption of employee benefit plans. If any such shares are to be issued in connection with potential business transactions that independently require stockholder approval, such approval will be sought at the appropriate time. The availability of additional authorized shares will enable our Board of Directors to act with flexibility and dispatch when favorable opportunities arise to enhance our capital structure. Additional shares may be issued in connection with, among other things, the sale of stock to obtain additional funding, the purchase of property, the acquisition or merger of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock splits or distributions, and other bona fide corporate purposes.

         We believe that the proposed increase in authorized common stock will make sufficient shares available for use pursuant to the purposes described herein. Other than as specified above and as permitted or required under our employee benefit plans and under outstanding options and warrants, we have no present arrangements, agreements or understandings for the use of the additional shares proposed to be authorized. We reserve the right to seek a further increase in authorized shares from time to time in the future as we consider appropriate.

EFFECT ON OUTSTANDING COMMON STOCK

         The additional shares of common stock authorized by the proposed amendment would have the same privileges as the shares of common stock currently authorized and issued. Stockholders do not have preemptive rights under our Certificate of Incorporation and will not have such rights with respect to the additional authorized shares of common stock. The increase in authorized shares would not affect the terms or rights of holders of existing shares of common stock. All outstanding shares of common stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors. The issuance of any additional shares of common stock may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of common stock of existing stockholders. In addition, if our Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We expect, however, to receive consideration for any additional shares of common stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution. The proposed increase in the authorized number of shares of common stock will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

POTENTIAL ANTI-TAKEOVER EFFECT

         Certain provisions of our charter documents may have the effect of delaying or preventing changes in control or management, which could have an adverse effect on the market price of our common stock. These provisions include the following:

         o Our Certificate of Incorporation permits us to issue up to 5,000,000 shares of preferred stock, the rights and preferences of which may be fixed by our Board of Directors;

         o Our Bylaws may be altered or amended by vote of our stockholders but only by the affirmative vote of 2/3, not a simple majority, of the voting power of all outstanding shares of voting stock, unless our "continuing directors" approve in a resolution;

         o Our Bylaws provide that any of our directors may be removed by vote of the stockholders, but only by the affirmative vote of 2/3, not a simple majority, of the voting power of all outstanding shares of voting stock, unless our "continuing directors" approve in a resolution;

         o Action by the shareholders may be taken by written consent of the holders of the majority of voting shares, but only if our "continuing directors" approve in a resolution; and

         o The above four sections of our Certificate of Incorporation may be amended by vote of our stockholders but only by the affirmative vote of 2/3, not a simple majority, of the voting power of all outstanding shares of voting stock, unless our "continuing directors" approve in a resolution.

For purpose of the above five provisions, the term "continuing director" means
(i) any member of our Board who (a) is not an interested stockholder or an affiliate or associate of an interested stockholder and (B) was a member of our Board prior to the time when an interested stockholder became an interested stockholder, and (ii) any person elected or nominated to succeed a continuing director, or to join our Board, by a majority of the continuing directors.

The proposed amendment to increase the number of authorized shares of common stock could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile attempt to take over control of us, it may be possible for us to endeavor to impede the attempt by issuing shares of common stock, thereby diluting or impairing the voting power of the other outstanding shares of common stock and increasing the potential costs to acquire control of us. The amendment therefore may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.

         Certain provisions of our charter documents, including provisions eliminating the ability of stockholders to take action by written consent, may have the effect of delaying or preventing changes in control or management, which could have an adverse effect on the market price of our common stock. In addition, our charter documents do not permit cumulative voting, which may make it more difficult for a third party to gain control of our Board of Directors. Further, we are subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which will prohibit us from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, even if such combination is favored by a majority of stockholders, unless the business combination is approved in a prescribed manner. The application of Section 203 also could have the effect of delaying or preventing a change of control or management. Other than the application of Section 203, we do not have any existing provisions of our Certificate of Incorporation or Bylaws, or other present arrangements, agreements or understandings which could be deemed to have material anti-takeover effects.

         This Proposal 3 is not being submitted as a result of or in response to any known accumulation of stock or threatened takeover or attempt to obtain control of us by means of a business combination, tender offer, solicitation in opposition to management or otherwise by any person. We have no present plans to implement or propose any additional measures or Bylaws having anti-takeover effects.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under our Certificate of Incorporation and Delaware law, this Proposal 3 to increase the authorized number of shares of common stock in our Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock.

The Board of Directors Recommends a Vote "FOR" this Proposal.


                                  OTHER MATTERS

         We know of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                           By Order of the Board of Directors of

                                           NATIONAL QUALITY CARE, INC.


                                           By: /s/ Robert Snukal
                                               ------------------------------
                                               Robert Snukal
                                               Chief Executive Officer

Beverly Hills, California
DATED: June 9, 2006

                                   EXHIBIT "A"

                             AUDIT COMMITTEE CHARTER

                           NATIONAL QUALITY CARE, INC.
                             AUDIT COMMITTEE CHARTER
                          AS ADOPTED ON MARCH 11, 2005


PURPOSES

         The purposes of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of National Quality Care, Inc. (the "Company") are to:
(a) assist the Board in fulfilling its oversight responsibilities with respect to: (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors and the Company's internal audit function; and (b) prepare the Committee's report for inclusion in the Company's proxy statement for the annual meeting of stockholders in accordance with applicable rules and regulations.

COMPOSITION

         The Committee will be composed of three or more directors as determined by the Board. Each Committee member must be "independent" as defined by: (a) the rules of the primary trading market or securities exchange on which the Company's securities are traded (the "Relevant Stock Market"), as such requirements are interpreted by the Board of Directors in its business judgment, and (b) Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the Securities and Exchange Commission ("SEC") and the Relevant Stock Market. Each Committee member must also be financially literate, and at least one Committee member must have expertise sufficient to qualify as an audit committee financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations. The Board will determine, in its business judgment, whether a member is financially literate and whether at least one member qualifies as an audit committee financial expert. The Board will appoint each Committee member and will designate one of the members as Chairperson of the Committee. Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

DUTIES AND RESPONSIBILITIES

         The Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's interim financial statements. The Committee is responsible for overseeing the work of the Company's independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

         The duties and responsibilities of the Committee will include the following:


         1. RETENTION OF INDEPENDENT AUDITORS. The Committee has the sole authority to: (a) retain and terminate the Company's independent auditors, (b) approve all audit engagement fees, terms and services, and (c) approve any non-audit engagements with the independent auditors. The Committee will exercise this authority in a manner consistent with Sections 201, 202 and 301 of the Sarbanes-Oxley Act of 2002 and applicable rules and listing standards. The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, provided that any such pre-approvals are reported to the Committee at its next scheduled meeting.

         2. QUALITY CONTROL OF AUDITOR. At least annually, the Committee will obtain, review and discuss a report by the independent auditors describing: (a) the firm's internal quality control procedures, (b) any material issues raised by the most recent internal review or peer review of the firm, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, regarding any independent audit carried out by the firm, and (c) any steps taken to deal with any such issues.

         3. AUDITOR INDEPENDENCE. In connection with the retention of the Company's independent auditors, the Committee will, at least annually, review and discuss the information provided by management and the auditor relating to the independence of the firm, including, among other things, information related to the non-audit services provided and expected to be provided by the firm to the Company. The Committee will: (a) ensure that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the firm and the Company consistent with applicable independence standards, (b) actively engage in a dialogue with the auditor regarding any disclosed relationship or services that may impact the objectivity and independence of the auditor, and (c) take appropriate action in response to the auditor's report to satisfy itself of the firm's independence. In connection with its evaluation of the auditor's independence, the Committee will also review and evaluate the lead audit partner and take such steps as may be required by law regarding the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditors.

         4. AUDIT PLAN AND CONDUCT. The Committee will review and discuss with the independent auditors the plans for, and scope of, the annual audit and other examinations. The Committee will also review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including any restriction on audit scope or on access to requested information, any disagreements with management, and significant issues discussed with the independent auditors' national office. The Committee will decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

         5. FINANCIAL STATEMENTS AND DISCLOSURES. The Committee will review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations.

         6. EARNINGS PRESS RELEASES. The Committee will review and discuss with members of management and the independent auditors the Company's quarterly earnings releases (including any use of "pro forma" or "adjusted" non-GAAP information), as well as the Company's guidance concerning its future financial performance, prior to public release.

         7. SYSTEMS OF INTERNAL ACCOUNTING CONTROLS. The Committee will review and discuss with the independent auditors, the senior internal auditing executive, the General Counsel and, to the extent deemed appropriate by the Committee Chair, members of their respective staffs the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices, which include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations.

         8. INDEPENDENT AUDIT RESULTS. The Committee will review and discuss with the independent auditors: (a) the annual audit report, or proposed annual audit report, (b) the accompanying management letter, (c) the reports of reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (d) the reports of the results of such other examinations outside the course of the independent auditors' normal audit procedures that may be undertaken from time to time. The foregoing will include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, a review of (1) major issues regarding accounting principles and financial statement presentations (including any significant changes in the Company's selection or application of accounting principles), the adequacy of the Company's internal controls, and any special audit steps adopted in light of material control deficiencies, (2) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, and (3) the effect of regulatory and accounting initiatives (including off-balance sheet structures) on the financial statements of the Company.

         9. ASSURANCES UNDER SECTION 10A(B) OF THE EXCHANGE ACT. The Committee will obtain assurance from the independent auditors that, in the course of conducting the audit, there have been no acts detected or that have otherwise come to such firm's attention that require disclosure to the Committee under
                  Section 10A(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         10. INTERNAL AUDIT PLANS AND REPORTS. The Committee will review and discuss with the senior internal auditing executive and appropriate staff members of the internal auditing department:
                  (a) the plans for, and scope of, their ongoing audit activities, and (b) the annual report of the audit activities, examinations and results thereof of the internal auditing department.

         11. CONFORMITY WITH LEGAL REQUIREMENTS AND THE COMPANY'S CODE OF CORPORATE CONDUCT. The Committee will periodically obtain reports from management, the Company's senior internal auditing executive and the independent auditors that the Company and its affiliated entities are in conformity with applicable legal requirements and the Company's Code of Corporate Conduct. The Committee will also review and approve all related party transactions. The Committee will advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Corporate Conduct.

         12. PROCEDURES FOR COMPLAINTS REGARDING FINANCIAL STATEMENTS OR ACCOUNTING POLICIES. The Committee will establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002 and applicable rules and listing requirements. The Committee will discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company's financial statements or accounting policies brought to the Committee's attention pursuant to the procedures described in the preceding sentence.

         13. OTHER MATTERS. The Committee will discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies. The Committee will review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the functions described above.

         14. BOARD REPORTS. The Committee will keep regular minutes of its proceedings and report its activities regularly to the Board in such manner and at such times as the Committee and the Board deem appropriate. Such report shall include the Committee's conclusions with respect to its evaluation of the independent auditors and its recommendation to the Board on the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

         15. AUDIT COMMITTEE REPORT. The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, a report for inclusion in the Company's proxy statement relating to the Company's annual meeting of stockholders.

         16. GENERAL. The Committee will perform its duties and responsibilities in accordance with the Company's certificate of incorporation and by-laws, any delegated authority from the Board, and applicable laws, rules and regulations.

MEETINGS

         The Committee will meet in person or telephonically at least quarterly or more frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair will, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, call, establish the agenda for, and supervise the conduct of, each Committee meeting. The Committee may also take any action permitted under this Charter by unanimous written consent. A majority of the number of Committee members selected by the Board will constitute a quorum for conducting business at a Committee meeting. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance will be the act of the Committee, unless a greater number is required by law or the Company's certificate of incorporation or by-laws.

         The Committee may request any officer or employee of the Company, or any representative of the Company's outside legal counsel or independent auditors, to attend a meeting or to meet with any members of, or advisors to, the Committee. The Committee will meet with the Company's management, the internal auditors and the independent auditors periodically in separate, private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

RESOURCES AND AUTHORITY

         The Committee will have appropriate resources and authority to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors, as the Committee deems necessary to carry out its duties. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to the Company's independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, and (b) to any advisors retained by the Committee to assist it in carrying out its responsibilities.

         At least annually, the Committee will: (i) review this Charter with the Board and recommend any changes to the Board, and (ii) evaluate its own performance against the requirements of this Charter and report the results of this evaluation to the Board. The Committee will conduct its review and evaluation in such manner as it deems appropriate.

                                    P R O X Y
                                    ---------

                           NATIONAL QUALITY CARE, INC.

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

                      FOR AN ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 29, 2006

         The undersigned stockholder appoints Robert Snukal, as proxy with full power of substitution, to vote the shares of voting securities of National Quality Care, Inc. ("we," "us" or "our") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Le Meridien Hotel, on June 29, 2006, at 10:00 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

         THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

(1)      [ ]      FOR ALL NOMINEES LISTED HEREIN (EXCEPT AS MARKED UP TO THE
                  CONTRARY BELOW).

         [ ]      WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW)

         LEONARDO BEREZOVSKY

         ROBERT SNUKAL

         VICTOR GURA

         RONALD LANG

         JOSE SPIWAK

(2) TO RATIFY THE APPOINTMENT OF POHL, MCNABOLA, BERG & COMPANY, LLP AS OUR INDEPENDENT ACCOUNTANTS FOR 2006.

         [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

                                           DATED: _________________________


                                           ________________________________
                                           Signature


                                           ________________________________
                                           Signature (if held jointly)

                                           _________________________________
                                           Print Names

                                           _________________________________
                                           Print Names

(Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person).

PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO THE COMPANY,
ATTN: MERCEDES BIN, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.


                                       P-2